MERRILL LYNCH
GLOBAL
CONVERTIBLE
FUND, INC.





FUND LOGO





Annual Report
October 31, 1996





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Global Convertible
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH GLOBAL CONVERTIBLE FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Harry E. Dewdney, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



Important Tax
Information
(unaudited)

Of the ordinary income distributions paid quarterly by Merrill Lynch Global Convertible Fund, Inc. during its fiscal year ended October 31, 1996, 16.72% qualifies for the dividends-received deduction for corporations. Additionally, there were no long-term capital gain distributions paid by the Fund during the year.

The law varies in each state as to whether and what percent-age of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of the Fund's total assets invested in Federal obligations as of the end of each quar-ter of the fiscal year.


For the Quarter Ended              Federal Obligations*

January 31, 1996                          2.78%

April 30, 1996                            9.56%

July 31, 1996                             4.89%

October 31, 1996                          4.54%


Of the Fund's dividends paid quarterly to shareholders from ordinary income during the year ended October 31, 1996, 7.62% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

*For purposes of this calculation, Federal obligations include US Treasury
 Notes, US Treasury Bills, and US Treasury Bonds. Also included are obliga-tions issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase agreements are not included in this calculation.

TO OUR SHAREHOLDERS

During the year ended October 31,
1996, the investment environment
presented us with several counter-
vailing trends. US equity markets were
very strong with the leading averages
soaring to new highs, but not with-
out a few sharp corrections along the
way. Yet bond markets were lackluster,
with total returns generally rather
scant and unrewarding. In fact, the
unmanaged Domestic Master Index
showed a total rate of return of +2.21%
for October, one of the best monthly
returns in close to five years. Other-
wise, the return figures for the
12-month period would have been
worse. The question is whether bond
markets have turned decisively higher
or are merely experiencing a temporary
rally. In the United States, the overall fundamental picture seems to indicate a stable Federal Reserve Board pos-ture in upcoming months.

The US economy slowed recently, with
gross domestic product (GDP) rising
at a meager 2.2% rate in the third
quarter of 1996. A rather large inven-
tory buildup during the quarter ended
October 31, 1996 accounted for most
of the growth. Our outlook for US
GDP growth in the fourth quarter of
1996 is anticipated in the 2% area.
One of the keys to equity market and
bond movements is inflation, which
certainly appears to be under control
with core consumer price indexes
up 2.7% from a year ago, and this
performance could continue into
1997.

Abroad, most world bond markets out-
performed those in the United States.
However, as mentioned earlier, the
strong US dollar did adversely affect
most major markets on an unhedged
basis. Higher-yielding European bond
markets suffered from profit taking in
October, but appear poised to rally as
the push increases for the European
Monetary Union. As in the United
States, inflation worldwide generally
seemed to be under control.

The effect of all of the above-
mentioned factors on convertible
securities was mixed. Performance
for US convertible securities was
generally quite positive, showing
rather good total returns in 1996, with
the unmanaged Merrill Lynch All
Convertibles Index rising +12.96% for
year-to-date ended October 31, 1996.
On the other hand, the unmanaged
Merrill Lynch L-G300 World Convert-
ible Index was up +1.7% for the same
period. Again the strong US dollar
and poor performance by Japanese
convertible securities account for
most of the differences.

Fiscal Year in Review
For the year ended October 31, 1996,
the Fund's Class A, Class B, Class C
and Class D Shares had total returns
of +9.34%, +8.13%, +8.14% and
+9.07%, respectively, as compared to
the +21.28% total return for the un-
managed Standard & Poor's 500 Aver-
age. The Lipper Overseas Convertible
Fund Average of 16 other funds was
6.24%. (Results shown do not reflect
sales charges and would be lower if
sales charges were included. Com-
plete performance information,
including average annual total returns,
can be found on pages 3-7 of this
report to shareholders.)

This shortfall in the Fund's perform-
ance relative to the S&P 500 can be
attributed to several factors. First,
the Fund is mandated to invest on a
global basis, and most non-US markets
underperformed the United States.
Even though we maintained a large
allocation of US convertible securities, other holdings, especially in Japan, did not provide total returns anywhere near those in the United States.

Second, US bond market performance
was rather poor during the year and
since convertible securities do have a
fixed-income nature as well as an
equity nature, their performance
lagged relative to equities. Third, the
surging equity markets in the United
States made it extremely difficult to
match the spectacular performance
realized in the S&P 500. Finally,
convertible securities do not usually
track equity market indexes such
as the S&P 500, but do usually per-
form better in down markets as they
offer some degree of protection.

During the Fund's fiscal year ended
October 31, 1996, we made relatively
few changes in our overall portfolio.
We continued to stress US holdings
maintaining 76% of net assets in US
currency with 57% in US domestic
issues, because we believed that US
convertible securities would perform
well in 1996. Our second-largest
exposure was in Japan with 16.6%.
While the Japanese equity markets
have not performed as well as other
world equity markets, bond markets
there were firm and helped the Fund's
overall performance. Our other major
holdings are in Hong Kong and the
United Kingdom, with smaller per-
centages of 2.5% or less of net assets
in France, Italy, Canada and Mexico.

We believe the outlook appears bright
both in the United States and world-
wide for continued strong equity
markets and firm bond markets as
the US economy perks along at a
satisfactory level in upcoming months.
With the US presidential election
behind us, more attention will prob-
ably be paid to economic, fiscal and
tax policies as 1997 progresses. We
anticipate many opportunities world-
wide during the coming weeks and
months, and therefore we will seek to
provide our shareholders with the
most attractive total returns possible.

In Conclusion
We thank you for your ongoing interest
in Merrill Lynch Global Convertible
Fund, Inc., and we look forward to
reviewing our outlook and strategy in
our next report to shareholders.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President




(Harry E. Dewdney)
Harry E. Dewdney
Vice President and Portfolio Manager





December 4, 1996




PERFORMANCE DATA



About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%.
  These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C
  Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribu-tion fee).

None of the past results shown should be considered a repre-sentation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





PERFORMANCE DATA (continued)



Class A and
Class B Shares

Total Return
Based on a $10,000
Investment


Total Return Based on a $10,000 Investment--Class A and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                             11/04/88**          10/96

ML Global Convertible Fund, Inc.++--
Class A Shares*                               $ 9,475           $16,395
S&P 500 Total Return Index++++                $10,000           $32,370



A line graph depicting the growth of an investment in the Fund's Class B Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                             02/26/88**          10/96

ML Global Convertible Fund, Inc.++--
Class B Shares*                               $10,000           $16,254
S&P 500 Total Return Index++++                $10,000           $34,256


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Global Convertible Fund, Inc. invests primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.




Class C and
Class D Shares

Total Return
Based on a $10,000
Investment


Total Return Based on a $10,000 Investment--Class C and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                             10/21/94**          10/96

ML Global Convertible Fund, Inc.++--
Class C Shares*                               $10,000           $11,308
ML Global Convertible Fund, Inc.++--
Class D Shares*                               $ 9,475           $10,908
S&P 500 Total Return Index++++                $10,000           $15,943


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Global Convertible Fund, Inc. invests primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stocks and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and warrants or options.
++++This unmanaged broad-based Index is comprised of common stocks.

Past performance is not predictive of future performance.




Average Annual                   % Return Without    % Return With
Total Return                       Sales Charge       Sales Charge**

Class A Shares*

Year Ended 9/30/96                     +8.83%              +3.12%
Five Years Ended 9/30/96               +8.97               +7.80
Inception (11/4/88) through 9/30/96    +7.23               +6.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                       % Return           % Return
                                     Without CDSC        With CDSC**

Class B Shares*

Year Ended 9/30/96                       +7.57%            +3.69%
Five Years Ended 9/30/96                 +7.81             +7.81
Inception (2/26/88) through 9/30/96      +5.87             +5.87

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after
  4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                       % Return           % Return
                                     Without CDSC        With CDSC**

Class C Shares*

Year Ended 9/30/96                       +7.54%            +6.57%
Inception (10/21/94) through 9/30/96     +6.77             +6.77

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after
  1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without    % Return With
                                     Sales Charge       Sales Charge**

Class D Shares*

Year Ended 9/30/96                       +8.44%            +2.75%
Inception (10/21/94) through 9/30/96     +7.70             +4.76

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



Recent
Performance
Results

                                                                                                               12 Month    3 Month
                                                                          10/31/96    7/31/96      10/31/95    % Change    % Change

ML Global Convertible Fund, Inc. Class A Shares*                          $10.54       $10.25       $10.71     - 1.59%     + 2.83%
ML Global Convertible Fund, Inc. Class B Shares*                           10.61        10.32        10.77     - 1.49      + 2.81
ML Global Convertible Fund, Inc. Class C Shares*                           10.59        10.30        10.75     - 1.49      + 2.82
ML Global Convertible Fund, Inc. Class D Shares*                           10.55        10.26        10.72     - 1.59      + 2.83
ML Global Convertible Fund, Inc. Class A Shares--Total Return*                                                 + 9.34(1)   + 3.42(2)
ML Global Convertible Fund, Inc. Class B Shares--Total Return*                                                 + 8.13(3)   + 3.11(4)
ML Global Convertible Fund, Inc. Class C Shares--Total Return*                                                 + 8.14(5)   + 3.13(6)
ML Global Convertible Fund, Inc. Class D Shares--Total Return*                                                 + 9.07(7)   + 3.35(8)
Dow Jones Industrial Average**                                          6,029.38     5,528.91     4,755.48     +26.79      + 9.05
S&P 500 Index**                                                           705.27       639.95       581.50     +21.28      +10.21
Japan Nikkei Dow Jones 225**                                           20,466.86    20,692.83    17,654.64     +15.93      - 1.09
London Financial Times Index**                                          3,979.10     3,703.20     3,529.10     +12.75      + 7.45

  *Investment results shown do not reflect any sales charges;
   results shown would be lower if a sales charge was included. **An unmanaged broad-based Index comprised of common stocks.
(1)Percent change includes reinvestment of $1.113 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.061 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.991 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.032 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.991 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.032 per share ordinary income dividends.
(7)Percent change includes reinvestment of $1.089 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.054 per share ordinary income dividends.




Performance
Summary--
Class A Shares
                                           Net Asset Value                 Capital Gains
Period Covered                     Beginning              Ending             Distributed        Dividends Paid*           % Change**

11/4/88--12/31/88                   $ 9.97               $ 9.76                $0.173                $0.101                + 0.68%
1989                                  9.76                 9.50                 0.431                 0.483                + 6.83
1990                                  9.50                 8.20                 0.047                 0.497                - 8.07
1991                                  8.20                 9.06                 0.151                 0.382                +17.22
1992                                  9.06                 9.67                 0.123                 0.267                +11.12
1993                                  9.67                10.68                 0.081                 0.327                +14.74
1994                                 10.68                10.29                 0.029                 0.304                - 0.54
1995                                 10.29                10.27                   --                  1.280                +12.54
1/1/96--10/31/96                     10.27                10.54                   --                  0.203                + 4.61
                                                                               ------                ------
                                                                         Total $1.035          Total $3.844

                                                                                   Cumulative total return as of 10/31/96: +73.01%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.


Performance
Summary--
Class B Shares
                                            Net Asset Value                 Capital Gains
Period Covered                     Beginning              Ending             Distributed        Dividends Paid*           % Change**
2/26/88--12/31/88                   $10.00               $ 9.77                $0.173                $0.313                + 2.63%
1989                                  9.77                 9.51                 0.431                 0.376                + 5.68
1990                                  9.51                 8.25                 0.047                 0.373                - 8.94
1991                                  8.25                 9.12                 0.151                 0.284                +15.99
1992                                  9.12                 9.74                 0.123                 0.166                + 9.99
1993                                  9.74                10.74                 0.081                 0.228                +13.48
1994                                 10.74                10.35                 0.029                 0.205                - 1.45
1995                                 10.35                10.35                   --                  1.146                +11.30
1/1/96--10/30/96                     10.35                10.61                   --                  0.116                + 3.63
                                                                               ------                ------
                                                                         Total $1.035          Total $3.207

                                                                                   Cumulative total return as of 10/31/96: +62.54%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                            Net Asset Value                 Capital Gains
Period Covered                       Beginning            Ending             Distributed        Dividends Paid*           % Change**
10/21/94--12/31/94                  $10.74               $10.33                $0.029                $0.162                - 2.03%
1995                                 10.33                10.34                   --                  1.146                +11.43
1/1/96--10/31/96                     10.34                10.59                   --                  0.121                + 3.59
                                                                               ------                ------
                                                                         Total $0.029          Total $1.429

                                                                                   Cumulative total return as of 10/31/96: +13.08%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class D Shares
                                           Net Asset Value                  Capital Gains
Period Covered                       Beginning            Ending             Distributed        Dividends Paid*           % Change**
10/21/94--12/31/94                  $10.69               $10.30                $0.029                $0.170                - 1.78%
1995                                 10.30                10.29                   --                  1.252                +12.34
1/1/96--10/31/96                     10.29                10.55                   --                  0.186                + 4.34
                                                                               ------                ------
                                                                         Total $0.029          Total $1.608

                                                                                   Cumulative total return as of 10/31/96: +15.13%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

SCHEDULE OF INVESTMENTS                                                                                            (in US dollars)
LATIN                                       Shares                                                              Value    Percent of
AMERICA         Industries                    Held           Common Stocks                        Cost        (Note 1a)  Net Assets
Mexico          Utilities--Communications  20,000    Telefonos de Mexico, S.A. de C.V.
                                                     (TELMEX) (ADR) (a)                       $   756,200    $   610,000     0.88%

                                                     Total Investments in Latin American
                                                     Securities                                   756,200        610,000     0.88


NORTH
AMERICA


United States   Food/Beverage/             20,531    ConAgra Inc.                                 653,326      1,023,984     1.48
                Tobacco & Household

                Metals & Mining            10,000  ++WHX Corp.                                    179,350         83,750     0.12

                Retail Stores              20,000    Home Depot, Inc.                             944,247      1,095,000     1.58

                                                     Total Investments in United States
                                                     Common Stocks                              1,776,923      2,202,734     3.18


                                                        Convertible Preferred Stocks


Canada          Oil & Gas Producers        25,000    Occidental Petroleum Corp., Pfd.,
                                                     Series A                                   1,371,600      1,606,250     2.32

                                                     Total Investments in Canadian
                                                     Convertible Preferred Stocks               1,371,600      1,606,250     2.32


United States   Data Processing            20,000    UNISYS Corp., $3.75 Pfd., Series A         1,233,875        605,000     0.87

                Insurance                  25,000    American General Corp., Pfd.               1,306,729      1,306,250     1.89
                                           25,000    St. Paul Companies, Inc., Pfd.             1,307,892      1,312,500     1.89
                                                                                              -----------    -----------   -------
                                                                                                2,614,621      2,618,750     3.78

SCHEDULE OF INVESTMENTS (continued)                                                                                (in US dollars)
NORTH AMERICA                              Shares                                                             Value     Percent of
(concluded)     Industries                   Held          Convertible Preferred Stocks           Cost       (Note 1a)  Net Assets
United States   Metals & Mining            50,000    USX Corp., $3.25 Pfd.                    $ 2,413,750    $ 2,106,250     3.04%
(concluded)                                35,500    WHX Corp., Pfd.                            1,630,980      1,375,625     1.99
                                           20,000    WHX Corp., Pfd., Series B                  1,000,150        790,000     1.14
                                                                                              -----------    -----------   -------
                                                                                                5,044,880      4,271,875     6.17

                Real Estate                50,000    Merry Land & Investment Company,
                Investment Trust                     Inc., Pfd.                                 1,261,637      1,312,500     1.89

                                                     Total Investments in United States
                                                     Convertible Preferred Stocks              10,155,013      8,808,125    12.71


                                            Face
                                           Amount         Convertible Bonds


United          Automobile Parts   US$  2,000,000    The Pep Boys--Manny, Moe & Jack,
States                                               4% due 9/01/1999                           1,931,875      2,080,000     3.00
                Building &
                Construction            2,000,000    Masco Corp., 5.25% due 2/15/2012           1,765,500      1,930,000     2.79

                Chemicals               1,400,000    Ashland Oil Inc., 6.75% due 7/01/2014      1,379,000      1,429,750     2.06

                Computer Services         500,000    Cray Research, Inc., 6.125% due
                                                     2/01/2011                                    510,000        380,625     0.55

                Industrial              2,000,000    Rouse Co., 5.75% due 7/23/2002             1,699,000      2,000,000     2.89

                Insurance               2,000,000    Aegon N.V., 4.75% due 11/01/2004           2,420,250      3,640,000     5.25

                Machine Diversified     1,500,000    Cooper Industries, Inc.,
                                                     7.05% due 1/01/2015                        1,538,750      1,590,000     2.30

                Metals & Mining         1,000,000    USX Corp., 7% due 6/15/2017                  913,500        960,000     1.39

                Natural Gas             3,200,000    Consolidated Natural Gas Co.,
                                                     7.25% due 12/15/2015                       3,243,250      3,440,000     4.97

                Oil & Related           2,000,000    Pennzoil Co., 4.75% due 10/01/2003         1,904,250      2,330,000     3.36

                Pharmaceuticals         1,500,000    Alza Corp., 5% due 5/01/2006               1,503,750      1,438,125     2.08

                Retail Stores           3,200,000    Home Depot, Inc., 3.25% due 10/01/2001     3,284,375      3,196,000     4.61

                Transportation          1,200,000    Alaska Air Group, Inc.,
                                                     6.50% due 6/15/2005                        1,247,250      1,360,500     1.96

                                                     Total Investments in United States
                                                     Convertible Bonds                         23,340,750     25,775,000    37.21


                                                     Total Investments in
                                                     North American Securities                 36,644,286     38,392,109    55.42


PACIFIC                                    Shares
BASIN                                        Held          Common Stocks


Hong Kong       Utilities--Electric        70,000    Shandong Huaneng Power Company Ltd.
                                                     (ADR) (a)                                    704,200        638,750     0.92

                                                     Total Investments in Hong Kong
                                                     Common Stocks                                704,200        638,750     0.92


Japan           Financial Services         10,000    Daiwa Securities Co., Ltd.                   109,055        108,132     0.16
                                           10,000    Nikko Securities Co., Ltd.                    91,790         95,824     0.14
                                           10,000    Yamaichi Securities Co., Ltd.                 94,000         55,736     0.08
                                                                                              -----------    -----------   -------
                                                                                                  294,850        259,692     0.38

                Machinery                  20,000    Shimadzu Corp.                               156,900        117,802     0.17

                Trading                    50,000    Marubeni Corp.                               241,883        231,648     0.33

                                                     Total Investments in Japanese
                                                     Common Stocks                                693,633        609,142     0.88


                                            Face
                                           Amount         Convertible Bonds


Hong Kong       Food & Beverage    US$  2,000,000    Dairy Farms International Holdings Ltd.,
                                                     6.50% due 5/10/2049                        1,977,000      1,355,000     1.95

                Real Estate             2,500,000    Wharf Capital Ltd.,
                                                     5% due 7/15/2000                           2,655,000      3,142,500     4.54

                                                     Total Investments in Hong Kong
                                                     Convertible Bonds                          4,632,000      4,497,500     6.49


Japan           Auto & Truck       YEN 50,000,000    No. 2 Toyota Motor Corp., 1.20%
                                                     due 1/28/1998                                572,731        611,429     0.88

                Chemicals             100,000,000    No. 6 Sumitomo Bakelite Co., Ltd.,
                                                     1.20% due 9/29/2006                        1,042,946        927,473     1.34

                Electronics            40,000,000    No. 2 Kokusai Electric Co.,
                                                     1.30% due 9/30/2002                          452,059        374,505     0.54
                                       50,000,000    No. 5 Matsushita Electric Industrial Co.,
                                                     1.30% due 3/29/2002                          513,387        511,209     0.74
                                       37,000,000    No. 6 Sanyo Electric Co., Ltd.,
                                                     1.70% due 11/29/2002                         391,721        340,888     0.49
                                       50,000,000    No. 11 Sharp Corp., 1.50% due 9/30/1998      551,096        505,494     0.73
                                       50,000,000    No. 2 Tokyo Electron Ltd., 0.90%
                                                     due 9/30/2003                                572,581        442,198     0.64
                                                                                              -----------    -----------   -------
                                                                                                2,480,844      2,174,294     3.14

                Food & Beverage       100,000,000    No. 9 Asahi Breweries, Ltd., 0.95%
                                                     due 12/26/2002                             1,114,675        915,165     1.32
                                       50,000,000    No. 1 Sanyo Coca-Cola Bottling, Inc.,
                                                     0.90% due 6/30/2003                          522,384        441,758     0.64
                                       50,000,000    No. 3 Sapporo Breweries, Ltd.,
                                                     1.20% due 12/18/2009                         525,379        441,319     0.64
                                                                                              -----------    -----------   -------
                                                                                                2,162,438      1,798,242     2.60

                Industrial             70,000,000    No. 3 Sony Corp., 1.40% due 9/30/2003        832,971        782,769     1.13
                                       50,000,000    No. 5 Sony Corp., 0.15% due 3/30/2001        498,392        469,451     0.68
                                                                                              -----------    -----------   -------
                                                                                                1,331,363      1,252,220     1.81

                Leisure                50,000,000    No. 5 Canon Co., 1% due 12/20/2002           639,008        646,154     0.93

                Machinery             100,000,000    No. 8 Matsushita Electric Works, Ltd.,
                                                     2.70% due 5/31/2002                        1,228,409      1,054,945     1.52
                                       25,000,000    No. 8 NEC Corp., 1.70% due 3/31/1999         315,788        280,220     0.41
                                       30,000,000    No. 2 Nippondenso Co., Ltd., 1.20%
                                                     due 12/26/1997                               337,449        337,582     0.49
                                                                                              -----------    -----------   -------
                                                                                                1,881,646      1,672,747     2.42

                Retail Stores          50,000,000    No. 1 Taiyo Company Ltd., 2.50%
                                                     due 2/28/2002                                594,601        446,154     0.64

                Transportation         50,000,000    No. 6 Keihan Electric Railway Co., Ltd.,
                                                     1% due 3/31/2003                             539,009        404,396     0.58
                                       50,000,000    No. 1 Nankai Electric Railway Co., Ltd.,
                                                     2.70% due 3/30/2001                          593,306        463,736     0.67
                                       50,000,000    No. 6 Yamato Transport Co., Ltd.,
                                                     1.70% due 9/30/2002                          539,151        490,110     0.71
                                                                                              -----------    -----------   -------
                                                                                                1,671,466      1,358,242     1.96

                                                     Total Investments in Japanese
                                                     Convertible Bonds                         12,377,043     10,886,955    15.72

                                                     Total Investments in Pacific
                                                     Basin Securities                          18,406,876     16,632,347    24.01




SCHEDULE OF INVESTMENTS (concluded)                                                                                (in US dollars)
WESTERN                                    Shares                                                              Value    Percent of
EUROPE          Industries                   Held           Common Stocks                        Cost        (Note 1a)  Net Assets
United Kingdom  Business Services          71,944  ++Cordiant PLC (Ordinary)                  $   170,504    $   118,194     0.17%

                                                     Total Investments in United Kingdom
                                                     Common Stocks                                170,504        118,194     0.17


                                            Face
                                           Amount         Convertible Bonds


France          Leisure            Frf  4,200,000    Euro Disney SCA, 6.75% due 10/01/2001        686,298        854,575     1.23

                Pharmaceuticals             7,000    Sanofi S.A., 4% due 1/01/2000 (Units)        498,434        703,042     1.02

                                                     Total Investments in French
                                                     Convertible Bonds                          1,184,732      1,557,617     2.25


Italy           Foreign Government US$  1,500,000    Republic of Italy, 5% due 6/28/2001        1,526,250      1,500,000     2.16
                Obligations

                                                     Total Investments in Italian
                                                     Convertible Bonds                          1,526,250      1,500,000     2.16

United Kingdom  Food &           Pound    500,000    Allied-Lyons PLC, 6.75% due 7/07/2008        858,247        799,067     1.15
                Beverage      Sterling
                                   US$  1,500,000    Grand Metropolitan PLC,
                                                     6.50% due 1/31/2000                        1,612,500      1,750,500     2.53
                                 Pound    550,000    Northern Foods PLC, 6.75% due 8/08/2008      867,775        796,221     1.15
                              Sterling
                                                     Total Investments in United Kingdom
                                                     Convertible Bonds                          3,338,522      3,345,788     4.83

                                                     Total Investments in Western
                                                     European Securities                        6,220,008      6,521,599     9.41


                                                          Short-Term Securities

United States   Commercial Paper*   US$ 3,358,000    General Electric Capital Corp.,
                                                     5.56% due 11/01/1996                       3,358,000      3,358,000     4.85

                US Government                        US Treasury Bills:
                Obligations*              500,000      4.84% due 11/14/1996                       499,126        499,126     0.72
                                        1,500,000      4.85% due 11/14/1996                     1,497,373      1,497,373     2.16
                                        1,393,000      4.84% due 1/02/1997                      1,381,389      1,381,132     1.99
                                                                                              -----------    -----------   -------
                                                                                                3,377,888      3,377,631     4.87

                                                     Total Investments in
                                                     Short-Term Securities                      6,735,888      6,735,631     9.72


                Total Investments                                                             $68,763,258     68,891,686    99.44
                                                                                              ===========
                Unrealized Appreciation on Forward Foreign Exchange Contracts**                                   62,673     0.09

                Other Assets Less Liabilities                                                                    324,564     0.47
                                                                                                             -----------   -------
                Net Assets                                                                                   $69,278,923   100.00%
                                                                                                             ===========   =======


              ++Non-income producing security.
             (a)American Depositary Receipts (ADR).
               *Commercial Paper and certain US Government Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
              **Forward foreign exchange contracts as of October 31, 1996 were as follows:
                                                                               Unrealized
                                                                              Appreciation
                Foreign Currency Sold             Expiration Date               (Note 1c)
                YEN 300,000,000                    December 1996                 $62,673

                Unrealized Appreciation on Forward Foreign
                Exchange Contracts (US$ Commitment--$2,714,932)                  $62,673
                                                                                 =======

                See Notes to Financial Statements.




STATEMENT OF ASSETS AND LIABILITIES
                   As of October 31, 1996
Assets:            Investments, at value (identified cost--$68,763,258) (Note 1a)                                     $68,891,686
                   Unrealized appreciation on forward foreign exchange contracts (Note 1c)                                 62,673
                   Cash                                                                                                     2,245
                   Receivables:
                     Interest                                                                        $   555,904
                     Capital shares sold                                                                  79,979
                     Dividends                                                                             7,089          642,972
                                                                                                     -----------
                   Prepaid expenses (Note 1f)                                                                              80,879
                                                                                                                      -----------
                   Total assets                                                                                        69,680,450
                                                                                                                      -----------


Liabilities:       Payables:
                     Capital shares redeemed                                                             160,746
                     Distributor (Note 2)                                                                 38,585
                     Investment adviser (Note 2)                                                          38,508          237,839
                                                                                                     -----------
                   Accrued expenses and other liabilities                                                                 163,693
                                                                                                                      -----------
                   Total liabilities                                                                                      401,532
                                                                                                                      -----------


Net Assets:        Net assets                                                                                         $69,278,923
                                                                                                                      ===========

Net Assets         Class A Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                     $   168,358
Consist of:        Class B Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                         365,869
                   Class C Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                          38,925
                   Class D Shares of Common Stock, $0.10 par value, 100,000,000 shares authorized                          81,391
                   Paid-in capital in excess of par                                                                    66,516,350
                   Undistributed investment income--net                                                                    82,617
                   Undistributed realized capital gains on investments and foreign currency transactions--net           1,834,020
                   Unrealized appreciation on investments and foreign currency transactions--net                          191,393
                                                                                                                      -----------
                   Net assets                                                                                         $69,278,923
                                                                                                                      ===========


Net Asset          Class A--Based on net assets of $17,741,239 and 1,683,579 shares outstanding                       $     10.54
Value:                                                                                                                ===========
                   Class B--Based on net assets of $38,830,004 and 3,658,695 shares outstanding                       $     10.61
                                                                                                                      ===========
                   Class C--Based on net assets of $4,122,419 and 389,247 shares outstanding                          $     10.59
                                                                                                                      ===========
                   Class D--Based on net assets of $8,585,261 and 813,909 shares outstanding                          $     10.55
                                                                                                                      ===========


                   See Notes to Financial Statements.



STATEMENT OF OPERATIONS
                   For the Year Ended October 31, 1996
Investment         Interest and discount earned (net of $13,671 foreign withholding tax)                              $ 2,420,356
Income             Dividends (net of $850 foreign withholding tax)                                                        882,162
(Notes 1d & 1e):                                                                                                      -----------
                   Total income                                                                                         3,302,518
                                                                                                                      -----------


Expenses:          Investment advisory fees (Note 2)                                                 $   463,001
                   Account maintenance and distribution fees--Class B (Note 2)                           436,795
                   Transfer agent fees--Class B (Note 2)                                                 185,100
                   Printing and shareholder reports                                                      116,876
                   Accounting services (Note 2)                                                           79,047
                   Professional fees                                                                      72,610
                   Registration fees (Note 1f)                                                            63,434
                   Transfer agent fees--Class A (Note 2)                                                  61,964
                   Directors' fees and expenses                                                           45,497
                   Account maintenance & distribution fees--Class C (Note 2)                              37,775
                   Transfer agent fees--Class D (Note 2)                                                  22,690
                   Custodian fees                                                                         18,882
                   Transfer agent fees--Class C (Note 2)                                                  16,778
                   Account maintenance fees--Class D (Note 2)                                             16,646
                   Pricing fees                                                                            4,691
                   Other                                                                                   4,830
                                                                                                     -----------
                   Total expenses                                                                                       1,646,616
                                                                                                                      -----------
                   Investment income--net                                                                               1,655,902
                                                                                                                      -----------

Realized &         Realized gain from:
Unrealized Gain      Investments--net                                                                  1,396,864
(Loss) on            Foreign currency transactions--net                                                  437,160        1,834,024
Investments &      Change in unrealized appreciation/depreciation on:                                -----------
Foreign Currency     Investments--net                                                                  2,709,718
Transactions--Net    Foreign currency transactions--net                                                 (129,242)       2,580,476
(Notes 1b, 1c,                                                                                       -----------      -----------
 1e & 3):          Net realized and unrealized gain on investments and foreign currency transactions                    4,414,500
                                                                                                                      -----------
                   Net Increase in Net Assets Resulting from Operations                                               $ 6,070,402
                                                                                                                      ===========


                   See Notes to Financial Statements.



STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                          For the Year Ended,
                                                                                                              October 31,
                   Increase (Decrease) in Net Assets:                                                    1996                1995
Operations:        Investment income--net                                                            $ 1,655,902      $ 3,817,569
                   Realized gain on investments and foreign currency transactions--net                 1,834,024        4,600,356
                   Change in unrealized appreciation/depreciation on investments and
                     foreign currency transactions--net                                                2,580,476       (1,186,046)
                                                                                                     -----------      -----------
                   Net increase in net assets resulting from operations                                6,070,402        7,231,879
                                                                                                     -----------      -----------


Dividends &        Investment income--net:
Distributions        Class A                                                                            (694,324)        (983,944)
to Shareholders      Class B                                                                          (1,473,613)      (2,414,489)
(Note 1g):           Class C                                                                            (112,375)        (162,116)
                     Class D                                                                            (224,218)        (132,498)
                   Realized gain on investments--net:
                     Class A                                                                            (820,273)        (133,107)
                     Class B                                                                          (2,671,664)        (832,533)
                     Class C                                                                            (180,592)         (20,618)
                     Class D                                                                            (171,093)         (14,017)
                                                                                                     -----------      -----------
                   Net decrease in net assets resulting from dividends and distributions
                   to shareholders                                                                    (6,348,152)      (4,693,322)
                                                                                                     -----------      -----------

Capital Share      Net increase (decrease) in net assets derived from capital share transactions     (20,834,705)      26,499,640
Transactions                                                                                         -----------      -----------
(Note 4):


Net Assets:        Total increase (decrease) in net assets                                           (21,112,455)      29,038,197
                   Beginning of year                                                                  90,391,378       61,353,181
                                                                                                     -----------      -----------
                   End of year*                                                                      $69,278,923      $90,391,378
                                                                                                     ===========      ===========

                   *Undistributed investment income--net                                             $    82,617      $   931,245
                                                                                                     ===========      ===========

                   See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                   The following per share data and ratios have been derived                         Class A
                   from information provided in the financial statements.                For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                1996++++     1995          1994       1993        1992
Per Share          Net asset value, beginning of year                   $  10.71     $  10.75      $  11.08   $   9.79   $  9.39
Operating                                                               --------     --------      --------   --------   -------
Performance:       Investment income--net                                    .32          .42           .33        .23       .21
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net                    .62          .11          (.27)      1.45       .68
                                                                        --------     --------      --------   --------   -------
                   Total from investment operations                          .94          .53           .06       1.68       .89
                                                                        --------     --------      --------   --------   -------
                   Less dividends and distributions:
                     Investment income--net                                 (.48)        (.46)         (.30)      (.23)     (.25)
                     Realized gain on investments--net                      (.63)        (.11)         (.09)      (.16)     (.24)
                                                                        --------     --------      --------   --------   -------
                   Total dividends and distributions                       (1.11)        (.57)         (.39)      (.39)     (.49)
                                                                        --------     --------      --------   --------   -------
                   Net asset value, end of year                         $  10.54     $  10.71      $  10.75   $  11.08   $  9.79
                                                                        ========     ========      ========   ========   =======


Total Investment   Based on net asset value per share                      9.34%        5.10%          .61%     17.64%    10.00%
Return:**                                                               ========     ========      ========   ========   =======

Ratios to Average  Expenses, net of reimbursement                          1.57%        1.38%         1.66%      2.22%     2.47%
Net Assets:                                                             ========     ========      ========   ========   =======
                   Expenses                                                1.57%        1.38%         1.66%      2.22%     2.86%
                                                                        ========     ========      ========   ========   =======
                   Investment income--net                                  3.05%        4.03%         2.97%      2.36%     2.61%
                                                                        ========     ========      ========   ========   =======


Supplemental       Net assets, end of year (in thousands)               $ 17,741     $ 23,634      $  7,850   $  4,557   $ 2,283
Data:                                                                   ========     ========      ========   ========   =======
                   Portfolio turnover                                     14.72%      101.12%        38.04%     26.02%     4.91%
                                                                        ========     ========      ========   ========   =======
                   Average commission rate paid++++++                   $  .0679           --            --         --        --
                                                                        ========     ========      ========   ========   =======


                   The following per share data and ratios have been derived                         Class B
                   from information provided in the financial statements.              For the Year Ended October 31,

                   Increase (Decrease) in Net Asset Value:                1996++++     1995         1994         1993       1992
Per Share          Net asset value, beginning of year                   $  10.77     $  10.80      $  11.13   $   9.84   $  9.44
Operating                                                               --------     --------      --------   --------   -------
Performance:       Investment income--net                                    .21          .37           .21        .13       .12
                   Realized and unrealized gain (loss) on investments
                   and foreign currency transactions--net                    .62          .05          (.25)      1.46       .67
                                                                        --------     --------      --------   --------   -------
                   Total from investment operations                          .83          .42          (.04)      1.59       .79
                                                                        --------     --------      --------   --------   -------
                   Less dividends and distributions:
                     Investment income--net                                 (.36)        (.34)         (.20)      (.14)     (.15)
                     Realized gain on investments--net                      (.63)        (.11)         (.09)      (.16)     (.24)
                                                                        --------     --------      --------   --------   -------
                   Total dividends and distributions                        (.99)        (.45)         (.29)      (.30)     (.39)
                                                                        --------     --------      --------   --------   -------
                   Net asset value, end of year                         $  10.61     $  10.77      $  10.80   $  11.13   $  9.84
                                                                        ========     ========      ========   ========   =======


Total Investment   Based on net asset value per share                      8.13%        4.01%         (.37%)    16.45%     8.77%
Return:**                                                               ========     ========      ========   ========   =======


Ratios to Average  Expenses, net of reimbursement                          2.64%        2.37%         2.69%      3.26%     3.49%
Net Assets:                                                             ========     ========      ========   ========   =======
                   Expenses                                                2.64%        2.37%         2.69%      3.26%     3.96%
                                                                        ========     ========      ========   ========   =======
                   Investment income--net                                  1.98%        2.95%         1.95%      1.32%     1.53%
                                                                        ========     ========      ========   ========   =======

Supplemental       Net assets, end of year (in thousands)               $ 38,830     $ 58,660      $ 53,121   $ 29,831   $13,975
Data:                                                                   ========     ========      ========   ========   =======
                   Portfolio turnover                                     14.72%      101.12%        38.04%     26.02%     4.91%
                                                                        ========     ========      ========   ========   =======
                   Average commission rate paid++++++                   $  .0679           --            --         --        --
                                                                        ========     ========      ========   ========   =======



                                                                    Class C                             Class D
                                                                                      For the                              For the
                   The following per share data and ratios                            Period                               Period
                   have been derived from information                                 Oct. 21,                            Oct. 21,
                   provided in the financial statements.      For the Year Ended     1994++ to     For the Year Ended     1994++ to
                                                                  October 31,        Oct. 31,         October 31,         Oct. 31,
                   Increase (Decrease) in Net Asset Value:    1996++++     1995      1994++++      1996++++      1995     1994++++
Per Share          Net asset value, beginning of period       $ 10.75   $  10.81     $  10.74      $  10.72   $  10.76   $ 10.69
Operating                                                     -------   --------     --------      --------   --------   -------
Performance:       Investment income--net                         .21        .36           --           .31        .42        --
                   Realized and unrealized gain on investments
                   and foreign currency transactions--net         .62        .05          .07           .61        .09       .07
                                                              -------   --------     --------      --------   --------   -------
                   Total from investment operations               .83        .41          .07           .92        .51       .07
                                                              -------   --------     --------      --------   --------   -------
                   Less dividends and distributions:
                     Investment income--net                      (.36)      (.36)          --          (.46)      (.44)       --
                     Realized gain on investments--net           (.63)      (.11)          --          (.63)      (.11)       --
                                                              -------   --------     --------      --------   --------   -------
                   Total dividends and distributions             (.99)      (.47)          --         (1.09)      (.55)       --
                                                              -------   --------     --------      --------   --------   -------
                   Net asset value, end of period             $ 10.59   $  10.75     $  10.81      $  10.55   $  10.72   $ 10.76
                                                              =======   ========     ========      ========   ========   =======


Total Investment   Based on net asset value per share           8.14%      3.89%         .65%+++      9.07%      4.87%      .65%+++
Return:**                                                     =======   ========     ========      ========   ========   =======


Ratios to Average  Expenses                                     2.65%      2.41%        5.64%*        1.77%      1.62%     5.13%*
Net Assets:                                                   =======   ========     ========      ========   ========   =======
                   Investment income (loss)--net                1.97%      2.99%       (1.74%)*       2.85%      3.79%    (1.24%)*
                                                              =======   ========     ========      ========   ========   =======

Supplemental       Net assets, end of period (in thousands)   $ 4,123   $  4,598     $    203      $  8,585   $  3,499   $   179
Data:                                                         =======   ========     ========      ========   ========   =======
                   Portfolio turnover                          14.72%    101.12%       38.04%        14.72%    101.12%    38.04%
                                                              =======   ========     ========      ========   ========   =======
                   Average commission rate paid++++++         $ .0679         --           --      $  .0679         --        --
                                                              =======   ========     ========      ========   ========   =======

                  *Annualized.
                 **Total investment returns exclude the effects of sales loads.
                +++Aggregate total investment return.
                 ++Commencement of Operations.
               ++++Based on average shares outstanding during the period.
             ++++++For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may materially affect the rate shown.

                   See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Convertible Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broad-est and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the con-tract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on opera-tions is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are con-tracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security trans-actions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain divi-dends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amor-tization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment
Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                 Account          Distribution
                              Maintenance Fee          Fee

Class B                            0.25%              0.75%
Class C                            0.25%              0.75%
Class D                            0.25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                              MLFD             MLPF&S

Class A                    $   117            $ 1,531
Class D                    $ 1,818            $23,376

For the year ended October 31, 1996, MLPF&S received contingent deferred sales charges of $110,201 and $2,756 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $497 relating to transactions subject to front-end sales charges waivers in Class D Shares.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1996 were $9,589,917 and $32,752,174, respectively.


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized and unrealized gains (losses) as of October 31, 1996 were as follows:

                                            Realized         Unrealized
                                         Gains (Losses)    Gains (Losses)

Long-term investments                    $  1,397,590      $     128,685
Short-term investments                           (726)              (257)
Foreign currency transactions                 (26,974)               292
Forward foreign exchange contracts            464,134             62,673
                                         ------------      -------------
Total                                    $  1,834,024      $     191,393
                                         ============      =============

As of October 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $128,428, of which $4,577,553 related to appreciated securities and $4,449,125 related to depreci-ated securities. At October 31, 1996, the aggregate cost of invest-ments for Federal income tax purposes was $68,763,258.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions were $(20,834,705) and $26,499,640 for the years ended October 31, 1996 and October 31, 1995, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                   685,844      $   7,246,703
Shares issued to shareholders in
reinvestment of dividends
and distributions                             135,086          1,380,166
                                         ------------      -------------
Total issued                                  820,930          8,626,869
Shares redeemed                            (1,343,548)       (14,564,322)
                                         ------------      -------------
Net decrease                                 (522,618)     $  (5,937,453)
                                         ============      =============


Class A Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 4,429,386      $  47,904,765
Shares issued to shareholders in
reinvestment of dividends
and distributions                              91,827            983,674
                                         ------------      -------------
Total issued                                4,521,213         48,888,439
Shares redeemed                            (3,044,979)       (33,329,139)
                                         ------------      -------------
Net increase                                1,476,234      $  15,559,300
                                         ============      =============


Class B Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                   958,130      $  10,188,233
Shares issued to shareholders in
reinvestment of dividends
and distributions                             295,014          3,025,724
                                         ------------      -------------
Total issued                                1,253,144         13,213,957
Automatic conversion of shares               (559,618)        (5,864,176)
Shares redeemed                            (2,481,068)       (26,810,294)
                                         ------------      -------------
Net decrease                               (1,787,542)     $ (19,460,513)
                                         ============      =============

Class B Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 7,306,514      $  77,802,488
Shares issued to shareholders in
reinvestment of dividends
and distributions                             244,737          2,595,029
                                         ------------      -------------
Total issued                                7,551,251         80,397,517
Automatic conversion of shares               (159,520)        (1,700,100)
Shares redeemed                            (6,861,967)       (75,080,334)
                                         ------------      -------------
Net increase                                  529,764      $   3,617,083
                                         ============      =============


Class C Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                   234,669      $   2,490,027
Shares issued to shareholders in
reinvestment of dividends
and distributions                              21,832            223,912
                                         ------------      -------------
Total issued                                  256,501          2,713,939
Shares redeemed                              (294,992)        (3,188,951)
                                         ------------      -------------
Net decrease                                  (38,491)     $    (475,012)
                                         ============      =============


Class C Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                 1,012,755      $  10,768,784
Shares issued to shareholders in
reinvestment of dividends
and distributions                              13,905            149,071
                                         ------------      -------------
Total issued                                1,026,660         10,917,855
Shares redeemed                              (617,701)        (6,780,755)
                                         ------------      -------------
Net increase                                  408,959      $   4,137,100
                                         ============      =============


Class D Shares for the Year                                    Dollar
Ended October 31, 1996                       Shares            Amount

Shares sold                                   225,183      $   2,423,111
Automatic conversion of shares                562,293          5,864,176
Shares issued to shareholders in
reinvestment of dividends
and distributions                              27,215            280,369
                                         ------------      -------------
Total issued                                  814,691          8,567,656
Shares redeemed                              (327,147)        (3,529,383)
                                         ------------      -------------
Net increase                                  487,544      $   5,038,273
                                         ============      =============


Class D Shares for the Year                                    Dollar
Ended October 31, 1995                       Shares            Amount

Shares sold                                   593,147      $   6,348,782
Automatic conversion of shares                160,026          1,700,100
Shares issued to shareholders in
reinvestment of dividends
and distributions                              10,076            107,975
                                         ------------      -------------
Total issued                                  763,249          8,156,857
Shares redeemed                              (453,469)        (4,970,700)
                                         ------------      -------------
Net increase                                  309,780      $   3,186,157
                                         ============      =============


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Global Convertible Fund, Inc.:

We have audited the accompanying statement of assets and liabili-ties, including the schedule of investments, of Merrill Lynch Global Convertible Fund, Inc. as of October 31, 1996, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the finan-cial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting princi-ples used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Convertible Fund, Inc. as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey

December 4, 1996
</AUDIT-REPORT>